Valvoline Inc. and Consolidated Subsidiaries							Exhibit 99.2
RECAST FINANCIAL INFORMATION BY OPERATING SEGMENT
(In millions - unaudited)								Table 1

	Fiscal 2020 Three months ended				Fiscal 2021 Three months ended		Years ended September 30
	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Mar. 31	2019	2020
Sales
Retail Services	$218	$212	$199	$254	$254	$285	$822	$883
Global Products	389	366	317	398	399	416	1,568	1,470
Consolidated sales	$607	$578	$516	$652	$653	$701	$2,390	$2,353

Operating income
Retail Services	$48	$50	$44	$66	$56	$80	$205	$208
Global Products	71	66	62	85	88	73	269	284
Total operating segments	119	116	106	151	144	153	474	492
Corporate (a)	(15)	1	(18)	25	(20)	(22)	(76)	(7)
Consolidated operating income	$104	$117	$88	$176	$124	$131	$398	$485

Depreciation and amortization
Retail Services	$9	$9	$10	$11	$14	$15	$34	$39
Global Products	6	6	7	6	6	7	25	25
Total operating segments	15	15	17	17	20	22	59	64
Corporate (a)	1	—	—	1	1	1	2	2
Consolidated depreciation and amortization	$16	$15	$17	$18	$21	$23	$61	$66

Adjusted EBITDA
Retail Services	$57	$59	$54	$77	$70	$95	$239	$247
Global Products	77	72	69	91	94	80	296	309
Total operating segments	134	131	123	168	164	175	535	556
Corporate (a)	(15)	(1)	(24)	(21)	(15)	(18)	(57)	(61)
Consolidated Adjusted EBITDA	$119	$130	$99	$147	$149	$157	$478	$495

(a) Corporate includes the costs of corporate functions and certain other non-operational matters, including pension and other postretirement plan non-service income and remeasurement adjustments, net legacy and separation-related activity, changes in the LIFO inventory reserve, and certain other corporate matters not allocated to the operating segments.

Valvoline Inc. and Consolidated Subsidiaries
RECONCILIATION OF NON-GAAP DATA - ADJUSTED EBITDA
(In millions - unaudited)								Table 2

	Fiscal 2020 Three months ended				Fiscal 2021 Three months ended		Years ended September 30
	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Mar. 31	2019	2020
Adjusted EBITDA - Valvoline
Net income	$73	$63	$59	$122	$87	$68	$208	$317
Add:
Income tax expense	24	25	19	66	30	22	57	134
Net interest and other financing expenses	16	38	19	20	20	55	73	93
Depreciation and amortization	16	15	17	18	21	23	61	66
EBITDA	129	141	114	226	158	168	399	610
Key items:
Net pension and other postretirement plan (income) expenses	(9)	(9)	(9)	(32)	(13)	(14)	60	(59)
Net legacy and separation-related (income) expenses	(1)	—	1	(30)	1	—	3	(30)
LIFO (credit) charge	(1)	(4)	(7)	(3)	4	5	—	(15)
Compensated absences benefits change	—	—	—	(11)	—	—	—	(11)
Business interruption (recovery) expenses	—	—	—	(2)	(1)	(2)	6	(2)
Acquisition and divestiture-related costs (income)	—	2	—	—	—	—	(4)	2
Restructuring and related expenses (income)	1	—	—	(1)	—	—	14	—
Adjusted EBITDA	$119	$130	$99	$147	$149	$157	$478	$495

Adjusted EBITDA - Retail Services
Operating income (a)	$48	$50	$44	$66	$56	$80	$205	$208
Key items:
N/A	—	—	—	—	—	—	—	—
Adjusted operating income	48	50	44	66	56	80	205	208
Add:
Depreciation and amortization	9	9	10	11	14	15	34	39
Adjusted EBITDA	$57	$59	$54	$77	$70	$95	$239	$247

							Table 2 (continued)

	Fiscal 2020 Three months ended				Fiscal 2021 Three months ended		Years ended September 30
	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Mar. 31	2019	2020
Adjusted EBITDA - Global Products
Operating income (a)	$71	$66	$62	$85	$88	$73	$269	$284
Key items:
Acquisition and divestiture-related income	—	—	—	—	—	—	(4)	—
Business interruption expenses	—	—	—	—	—	—	6	—
Adjusted operating income	71	66	62	85	88	73	271	284
Add:
Depreciation and amortization	6	6	7	6	6	7	25	25
Adjusted EBITDA	$77	$72	$69	$91	$94	$80	$296	$309

Adjusted EBITDA - Corporate
Operating (loss) income (a)	$(15)	$1	$(18)	$25	$(20)	$(22)	$(76)	$(7)
Add:
Depreciation and amortization	1	—	—	1	1	1	2	2
Net pension and other postretirement plan income (expenses)	9	9	9	32	13	14	(60)	59
EBITDA	(5)	10	(9)	58	(6)	(7)	(134)	54
Key items:
Net pension and other postretirement plan (income) expenses	(9)	(9)	(9)	(32)	(13)	(14)	60	(59)
Net legacy and separation-related (income) expenses	(1)	—	1	(30)	1	—	3	(30)
LIFO (credit) charge	(1)	(4)	(7)	(3)	4	5	—	(15)
Compensated absences benefits change	—	—	—	(11)	—	—	—	(11)
Business interruption recovery	—	—	—	(2)	(1)	(2)	—	(2)
Acquisition and divestiture-related costs	—	2	—	—	—	—	—	2
Restructuring and related expenses (income)	1	—	—	(1)	—	—	14	—
Adjusted EBITDA	$(15)	$(1)	$(24)	$(21)	$(15)	$(18)	$(57)	$(61)

(a) Valvoline does not generally allocate corporate and non-operational matters to its operating segments, including activity below operating income. The tables above reconcile reported operating income to Adjusted EBITDA for each segment and Corporate, which also includes relevant items reported below operating income in order to reconcile to consolidated results.